Self-Insured Risks	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
Self-Insured Risks
Self-Insured Risks:
We insure a substantial portion of our professional liability, general liability, and workers’ compensation risks through a self-insured retention program (“SIR”) underwritten by our consolidated wholly owned offshore captive insurance subsidiary, HCS, Ltd., which we fund via regularly scheduled premium payments. HCS is an insurance company licensed by the Cayman Island Monetary Authority. We use HCS to fund our first layer of insurance coverage up to approximately $28 million for annual aggregate losses associated with general and professional liability risks. Workers’ compensation exposures are capped on a per claim basis. Risks in excess of specified limits per claim and in excess of our aggregate SIR amount are covered by unrelated commercial carriers.
The following table presents the changes in our self-insurance reserves for the years ended December 31, 2016, 2015, and 2014 (in millions):

	2016	2015	2014
Balance at beginning of period, gross	$142.1	$134.3	$140.3
Less: Reinsurance receivables	(26.6)	(26.0)	(32.6)
Balance at beginning of period, net	115.5	108.3	107.7
Increase for the provision of current year claims	43.5	37.1	34.7
Decrease for the provision of prior year claims	(0.1)	(4.6)	(3.5)
Expenses related to discontinued operations	(0.4)	(0.5)	(0.3)
Payments related to current year claims	(5.0)	(4.7)	(4.4)
Payments related to prior year claims	(23.5)	(22.5)	(25.9)
Acquisitions	—	2.4	—
Balance at end of period, net	130.0	115.5	108.3
Add: Reinsurance receivables	41.4	26.6	26.0
Balance at end of period, gross	$171.4	$142.1	$134.3

As of December 31, 2016 and 2015, $61.0 million and $40.5 million, respectively, of these reserves are included in Other current liabilities in our consolidated balance sheets.
Provisions for these risks are based primarily upon actuarially determined estimates. These reserves represent the unpaid portion of the estimated ultimate cost of all reported and unreported losses incurred through the respective consolidated balance sheet dates. The reserves are estimated using individual case-basis valuations and actuarial analyses. Those estimates are subject to the effects of trends in loss severity and frequency. The estimates are continually reviewed and adjustments are recorded as experience develops or new information becomes known. The changes to the estimated ultimate loss amounts are included in current operating results.
The reserves for these self-insured risks cover approximately 1,000 and 1,100 individual claims at December 31, 2016 and 2015, respectively, and estimates for potential unreported claims. The time period required to resolve these claims can vary depending upon the jurisdiction, the nature, and the form of resolution of the claims. The estimation of the timing of payments beyond a year can vary significantly. Although considerable variability is inherent in reserve estimates, management believes the reserves for losses and loss expenses are adequate; however, there can be no assurance the ultimate liability will not exceed management’s estimates.